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                  GENWORTH LIFE AND ANNUITY INSURANCE COMPANY
                               POWER OF ATTORNEY

The undersigned officers and directors of Genworth Life and Annuity Insurance Company, a Virginia Corporation (the "Company"), hereby nominate and appoint Thomas E. Duffy, J. Kevin Helmintoller, John A. Zelinske, Geoffrey S. Stiff, Paul A. Haley, and Heather C. Harker (with full power to each of them to act alone) as his/her true and lawful attorney in fact and agent, for him/her and in his/her name and place in any and all capacities, to execute and sign all Registration Statements of the Company filed with the Securities and Exchange Commission on Forms N-4 and N-6 under the Securities Act of 1933 and the Investment Company Act of 1940 and on Form S-1 under the Securities Act of 1933 (including any and all pre and post effective amendments and any supplements thereto), and to file with the Securities and Exchange Commission all such Registration Statements, amendments, applications, exemptions and any supplements thereto, as well as any and all exhibits and other documents necessary or desirable to such Registration Statement, amendment or supplement, granting to such attorneys and each of them, full power and authority to do and perform each and every act necessary and/or appropriate as fully and with all intents and purposes as the Company itself and the undersigned officers and directors might or could do. The delegation of authority contained in this Power of Attorney shall supercede all previous powers given by the directors and officers of the Company for the purposes described herein and shall continue in full force and effect until this Power of Attorney is amended or rescinded or superceded by further action of the officers and directors of the Company.

IN WITNESS WHEREOF, the undersigned in their capacity as directors and as the respective President, Chief Financial Officer, and Controller of Genworth Life and Annuity Insurance Company have caused this power of attorney to be executed in their respective name for the specific purpose described above as of February 21, 2006.

                           GENWORTH LIFE AND ANNUITY INSURANCE COMPANY

                           By: /s/ Pamela S. Schutz
                               -------------------------------------------------
                               Pamela S. Schutz
                               President and Chief Executive Officer

                           By: /s/ J. Kevin Helmintoller
                               -------------------------------------------------
                               J. Kevin Helmintoller
                               Senior Vice President and Chief Financial Officer

                           By: /s/ John A. Zelinske
                               -------------------------------------------------
                               John A. Zelinske
                               Vice President and Controller


Attest: /s/ Thomas E. Duffy
        ----------------------------------------------------
        Thomas E. Duffy
        Senior Vice President, General Counsel and Secretary

                      (Signatures Continued on Next Page)

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/s/ Paul A. Haley                             Director
-------------------------------
Paul A. Haley

/s/ Brian W. Haynes                           Director
-------------------------------
Brian W. Haynes

/s/ Robert T. Methven                         Director
-------------------------------
Robert T. Methven

/s/ Daniel C. Munson                          Director
-------------------------------
Daniel C. Munson

/s/ Leon E. Roday                             Director
-------------------------------
Leon E. Roday

/s/ Pamela S. Schutz                          Director
-------------------------------
Pamela S. Schutz

/s/ Geoffrey S. Stiff                         Director
-------------------------------
Geoffrey S. Stiff

/s/ Thomas M. Stinson                         Director
-------------------------------
Thomas M. Stinson

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